EXHIBIT 10.6.9


                                                                  EXECUTION COPY

                                HOLDINGS GUARANTY

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                                    GUARANTY
                                    (N505MC)

                           Dated as of July 27, 2004

                                    given by

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECTION 1. GUARANTY .......................................................   1

SECTION 2. GENERAL PROVISIONS RELATING TO THE GUARANTY ....................   2

SECTION 3. COVENANTS OF GUARANTOR .........................................   6
   (a)    No Assignment by Guarantor ......................................   6
   (b)    Default Under Loan Documents ....................................   6

SECTION 4. REPRESENTATIONS AND WARRANTIES OF GUARANTOR ....................   6

SECTION 5. MISCELLANEOUS ..................................................   6
   (a)    Waivers; Cumulative Effect ......................................   6
   (b)    Amendments; Waivers .............................................   6
   (c)    Severability ....................................................   6
   (d)    Counterparts ....................................................   7
   (e)    Notices .........................................................   7
   (f)    Headings, References ............................................   7
   (g)    Governing Law ...................................................   7
   (h)    Benefit and Binding Effect ......................................   7
   (i)    Service of Process; Jurisdiction and Waiver .....................   7
   (j)    Savings .........................................................   8
Annex A - Address for Notices to Guarantor

Schedule I - Description of Lease Agreement
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                                HOLDINGS GUARANTY

            HOLDINGS GUARANTY (this "GUARANTY") dated as of July 27, 2004, is given by Atlas Air Worldwide Holdings, Inc. (the "GUARANTOR"), a Delaware corporation, with respect to each and every obligation of the Lessee under the Amended and Restated Lease Agreement, dated as of July 27, 2004, and more particularly described on Schedule I hereto (as amended, modified or supplemented from time to time, the "Lease Agreement") and the other Loan Documents, and is given to and for the benefit of the Lessor, the Agent, and the Lenders (collectively, the "GUARANTEED BENEFICIARIES" and individually, a "GUARANTEED BENEFICIARY"). All capitalized terms used herein shall, unless otherwise defined herein, have the respective meanings set forth in the Lease Agreement.

                              W I T N E S S E T H:

            WHEREAS, as of the date hereof the Guarantor owns 100% of the issued and outstanding capital stock of the Lessee;

            WHEREAS,  the Guarantor  entered into the Holdings Guaranty dated as
of  [August  13,  2002](1)   [October  30,  2001](2)  (the  "Original   Holdings
Guaranty"), in connection with the Existing Credit Agreement.

            WHEREAS, it is a condition precedent to the effectiveness of the Lease Agreement, that the Guarantor guarantee the obligations of the Lessor under the Lease Agreement and the other Loan Documents in favor of the Guaranteed Beneficiaries and that the Guarantor shall have executed and delivered to the Agent this Guaranty;

            WHEREAS, the Guarantor is entering into this Guaranty in order to induce the Agent and each Lender to enter into the Credit Agreement;

            WHEREAS, the Guarantor will obtain benefits from Lessee entering into the Lease Agreement, and accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the second preceding paragraph and to amend and restate the Original Holdings Guaranty in the form of this Guaranty;

            NOW, THEREFORE, the Guarantor hereby agrees on behalf of and for the benefit of the Guaranteed Beneficiaries as follows:

            SECTION 1. GUARANTY. The Guarantor does hereby unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, the following (such obligations being the "GUARANTEED OBLIGATIONS"):

            (a) to each Guaranteed Beneficiary, the full and prompt payment when, where and as due, of each and every payment obligation of the Lessee to each such Guaranteed

----------
(1)   Date of Original Holdings Guaranty for Aircraft N512MC, N808MC and N809MC.

(2) Date of Original Holding Guaranty for all other AFL III Aircraft and Spare Engines.

      Beneficiary under the Lease Agreement and each other Loan Document, including, without limitation, Rent; and

            (b) to each Guaranteed Beneficiary entitled thereto under the terms of any Loan Document, the full and timely performance and observance by the Lessee of each and all other covenants and agreements not described in clause (a) above required to be performed or observed by the Lessee under such Loan Document.

            Without limiting the generality of the foregoing, the Guarantor's liability hereunder shall extend to all obligations that constitute part of the Guaranteed Obligations and would be owed by the Lessee under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, suspension of payments, reorganization or similar proceeding involving the Lessee.

            SECTION 2. GENERAL PROVISIONS RELATING TO THE GUARANTY.

            (a) Each and every default in any payment or performance of any obligation of the Lessee under any Loan Document to which the Lessee is a party shall give rise to a separate claim and cause of action hereunder to the extent that each such default by the Lessee would give rise to a separate claim or cause of action under the applicable Loan Document, and separate claims or suits may be made and brought, as the case may be, hereunder as each such default occurs.

            (b) This Guaranty shall be a continuing, absolute, irrevocable and unconditional guaranty of payment and performance and not of collection and shall remain in full force and effect until each and all of the obligations of the Lessee guaranteed hereunder shall have been fully and indefeasibly discharged or performed in accordance with the terms and provisions of the Loan Documents (and no longer subject to recoupment, preference claims or clawback under applicable bankruptcy, insolvency or similar laws), and the Guarantor shall have fully discharged or performed all of its obligations under this Guaranty to each Guaranteed Beneficiary.

            (c) This Guaranty and the liability of the Guarantor provided for in
Section 1 hereunder shall remain in full force and effect irrespective of:

            (i) the legality, validity, regularity or enforceability, or the absence of any thereof, of any Loan Document (or other document or agreement) or of any assignment, amendment, modification, or termination of any Loan Document (or other document or agreement) or any subleasing or further subleasing of the Aircraft or Spare Engines (or any interest therein or portion thereof), and shall in no way be affected or impaired by (and no notice to the Guarantor shall be required in respect of) any compromise, waiver, settlement, release, renewal, extension, indulgence, amendment, addition, deletion, change or modification with respect to, or release of any security for any of the obligations or liabilities of the Lessee under, any Loan Document or any redelivery, repossession, sale, transfer or other disposition, surrender or destruction of, or other event or circumstance with respect to, the Aircraft or Spare Engines (or any interest therein or portion thereof), in whole or part; or


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            (ii) the transfer,  assignment,  subletting,  or mortgaging,  or the purported transfer, assignment, subletting, or mortgaging, of all or any part of the interest of any Guaranteed Beneficiary or the Lessee in the Aircraft or Spare Engines (or any interest therein or portion thereof) in accordance with the Loan Documents; or

            (iii) any absence or defect or failure of title or lack of recordation or registration with respect to any Guaranteed Beneficiary's or the Lessee's interest in the Aircraft or Spare Engines (or any interest therein or portion thereof); or

            (iv) any failure of delivery of, or loss of perfection of any security interest with respect to, any portion of the Aircraft or Spare Engines (or any interest therein or portion thereof); or

            (v) any matter relating to any agreement or approval (or the absence thereof) in connection with the Aircraft or Spare Engines (or any interest therein or portion thereof); or

            (vi) any failure, neglect or omission on the part of any Guaranteed Beneficiary or any other Person to give the Guarantor notice of the occurrence of any Default or Lease Event of Default or Potential Event of Default or Event of Default or to realize upon any collateral held by any Guaranteed Beneficiary or any other Person with respect to any obligations or liabilities of the Lessee, or to provide for any insurance on the Aircraft or Spare Engines (or any interest therein or portion thereof), or to establish or maintain a security or other interest in the Aircraft or Spare Engines (or any interest therein or portion thereof) or any collateral provided under any Loan Document or to establish or maintain the priority or perfection of any thereof; or

            (vii) any defect in the compliance with specifications, warranties or any insurance policy or the condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of, the Aircraft or Spare Engines (or any interest therein or any portion thereof) by the Lessee or any other Person for any reason whatsoever (including, without limitation, any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy) regardless of the duration thereof (even though such duration would otherwise constitute a frustration under any Loan Document), whether or not without fault on the part of the Lessee or any other Person; or

            (viii) any merger, consolidation or other restructuring or termination of the corporate structure, reorganization or transaction with respect to the Lessee or the Guarantor into, with or in respect of, any other Person or any sale, lease, assignment or transfer of any of the assets of the Lessee or Guarantor to any other Person; or

            (ix) any disposition by the Guarantor of its interest in the Lessee, or any change in the ownership of any shares of capital stock of the Guarantor or the Lessee, or any change, restructuring or termination of the corporate structure or existence of the Lessee; or


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            (x) the  imposition  of any Tax or other charge  against the Lessee, the Guarantor or any other Person; or

            (xi) any exchange, release or nonperfection, or lapse of perfection, of any security for any Guaranteed Obligation or the acceptance of any security therefor; or

            (xii) any bankruptcy, insolvency, winding up, dissolution, liquidation, receivership, or reorganization of, or similar proceedings affecting, the Lessee or the Guarantor or its assets or any resulting release or discharge of any of the Guaranteed Obligations (except to the extent resulting from performance thereof); or

            (xiii) any regulatory change or other governmental action (whether or not adverse); or

            (xiv)  any  partial   payment  or   performance  of  the  Guaranteed
      Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise) that is accepted or received (except, subject to paragraph (f) of this Section 2, to the extent of such payment or performance); or

            (xv) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, whether or not foreseeable, that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against the Guarantor.

            The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties.

            (d) The obligation and liability of the Guarantor hereunder shall not be impaired, diminished, abated or otherwise affected (i) by any set-off, defense or counterclaim that the Lessee, the Guarantor or any other Person may have or claim to have, at any time or from time to time, or (ii) by the commencement by or against the Lessee, the Guarantor or any other Person of any proceedings under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, arrangements, compositions or extension or other similar laws.

            (e) It is the intent and purpose hereof that the Guarantor shall not be entitled to and does hereby waive, to the fullest extent permitted by applicable law, any and all defenses available to guarantors, sureties and other secondary parties at law or in equity. Without limiting the generality of the foregoing, the Guarantor hereby waives notice of acceptance of this Guaranty and of the nonperformance by the Lessee, diligence, presentment, protest, dishonor, demand for payment from the Lessee or any other Person and notice of nonpayment or failure to perform on the part of the Lessee and all other notices whatsoever. The guaranty hereunder is a guaranty of payment, performance and compliance and not of collectability only. The Guarantor specifically agrees that it shall not be necessary, and the Guarantor shall not require, before or as a condition of enforcing the liability of the Guarantor under this Guaranty or requiring payment or performance of the Guaranteed Obligations by the Guarantor hereunder, or at any time thereafter, that any of the Guaranteed Beneficiaries (i) file suit or proceed to obtain or assert a claim for personal judgment against any Person that may be liable for any Guaranteed Obligation;
(ii) make any other effort to


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

obtain payment or performance  of any Guaranteed  Obligation  from the Lessee or any other Person that may be liable for such Guaranteed Obligation; (iii) foreclose against or seek to realize upon any security now or hereafter existing for such Guaranteed Obligation; (iv) exercise or assert any other right or remedy to which any of the Guaranteed Beneficiaries is or may be entitled in connection with any Guaranteed Obligation or any security or other guaranty therefor; (v) assert or file any claim against the assets of the Lessee or any other Person liable for any Guaranteed Obligation; or (vi) join the Lessee or any other Person as a party to any proceeding for the enforcement of any provision of this Guaranty. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, a Lease Event of Default shall have occurred and be continuing or a Guaranteed Obligation shall otherwise arise (in either case, a "RECOVERY EVENT"), and that, notwithstanding recovery hereunder for or in respect of any such Recovery Event, this Guaranty shall remain in force and effect and shall apply to each and every subsequent Recovery Event. The Guarantor further agrees that, without limiting the generality of this Guaranty, if any Recovery Event shall have occurred and be continuing and any Guaranteed Beneficiary (or any assignee thereof) is prevented by applicable law from exercising its remedies under any applicable Loan Document for any reason, such Guaranteed Beneficiary (or any assignee thereof) shall be entitled to receive hereunder from the Guarantor, upon demand therefor, the sums that otherwise would have been due from the Lessee had such remedies been exercised. If the Guarantor makes any payment or performs any obligation hereunder in respect of any of the obligations to be performed by the Lessee, the Guarantor shall become subrogated to the extent of such payment or performance to the rights of the Guaranteed Beneficiary under the relevant agreement to which the Lessee is a party against the Lessee in respect of such obligations and any collateral security or guaranty held by or for the benefit of such Guaranteed Beneficiary for the payment of such obligations; PROVIDED, HOWEVER, that such rights of subrogation shall not commence until such time subsequent to the end of the Term as the Lessee or the Guarantor, as the case may be, shall have paid and performed each and every Guaranteed Obligation to each Guaranteed
Beneficiary and the Guarantor shall have fully performed its obligations hereunder.

            (f) The guaranty hereunder shall not be deemed to have terminated and shall continue to be effective (or if terminated for any reason shall be reinstated, as the case may be), if at any time payment, or any part thereof, of any of the obligations hereunder or under any Loan Document is rescinded and must be (and actually is) returned by any Guaranteed Beneficiary to the Person who made the payment or on behalf of whom the payment was made upon the insolvency, bankruptcy or reorganization (or similar event) with respect to the Lessee, the Guarantor or otherwise, all as though such payment had not been made.

            (g) If the Guarantor fails to pay any amount hereunder when due to any Guaranteed Beneficiary, the Guarantor shall pay to such Guaranteed
Beneficiary interest, on demand, on such amount at the appropriate rate described in Section 2.2D of the Credit Agreement.

            (h) The Guarantor further agrees to pay to each Guaranteed Beneficiary any and all costs and expenses, including reasonable legal fees (which shall include allocated costs of internal counsel) and disbursements, incurred by such party in connection with enforcing its rights under this Guaranty.


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

            SECTION 3. COVENANTS OF GUARANTOR. The Guarantor hereby covenants for the benefit of each Guaranteed Beneficiary as follows:

            (a) NO ASSIGNMENT BY GUARANTOR. Except as expressly permitted herein, the Guarantor agrees that it shall not assign any of its rights or obligations hereunder without the prior written consent of the Lessor, the Agent, and the Requisite Lenders. The Guarantor acknowledges that the Lessor intends to mortgage, grant, and assign all of the Lessor's right, title, and interest in and to this Guaranty and the Guarantor's obligations hereunder to the Agent, as administrative agent for and representative of the Lenders, as security for the Secured Obligations (as defined in the relevant Aircraft Chattel Mortgage), and the Guarantor hereby consents to such mortgage, grant, and assignment.

            (b) DEFAULT UNDER LOAN DOCUMENTS. The Guarantor agrees that it shall not take any action or fail to take any action that would cause a Default or Lease Event of Default under any Lease or a Potential Event of Default or Event of Default under any of the other Loan Documents.

            SECTION 4. REPRESENTATIONS AND WARRANTIES OF GUARANTOR. The Guarantor makes, for the benefit of each Guaranteed Beneficiary, each of the representations and warranties made in the Lease Agreement by the Guarantor as to its assets, financial condition, operations, organization, legal status, business, and the Loan Documents to which it is a party.

            SECTION 5. MISCELLANEOUS.

            (a) WAIVERS; CUMULATIVE EFFECT. A waiver by any Guaranteed Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Guaranteed Beneficiary (or any other Guaranteed Beneficiary) would otherwise have had on any future occasion with regard to any subsequent breach. No failure to exercise nor any delay in exercising on the part of any Guaranteed Beneficiary any right, power, or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and may be exercised singularly or concurrently, and are not exclusive of any rights and remedies provided by law or by the Lease Agreement or the other Loan Documents.

            (b) AMENDMENTS; WAIVERS. This Guaranty may not be terminated, amended, supplemented, waived, or modified orally, but may be terminated, amended, supplemented, waived, or modified upon the prior written consent of the Guarantor, the Lessor, the Agent, and the Requisite Lenders.

            (c) SEVERABILITY. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (d) COUNTERPARTS. This Guaranty may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            (e) NOTICES. Any notice to the Guarantor hereunder may be directed to the Guarantor at its address set forth in Annex A, or to such other address as the Guarantor may designate by notice given to the other parties hereto.

            (f) HEADINGS, REFERENCES. The section and paragraph headings in this Guaranty are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

            (g) GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCLUDING (TO THE GREATEST EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS GUARANTY HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

            (h) BENEFIT AND BINDING EFFECT. The terms of this Guaranty shall be binding upon the Guarantor, and shall inure to the benefit of the Guarantor, each Guaranteed Beneficiary, and their respective successors and permitted assigns (to the extent permitted hereunder and under the Loan Documents).

            (i) SERVICE OF PROCESS; JURISDICTION AND WAIVER. The Guarantor (A) hereby irrevocably submits to the nonexclusive jurisdiction of (i) the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and (ii) the United States District Court for the Southern District of New York for the purposes of any suit, action, or other proceeding arising out of this Guaranty or the subject matter hereof brought by any Guaranteed Beneficiary or its successors or permitted assigns, (B) hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court, and (C) to the extent permitted by applicable law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action, or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action, or proceeding is brought in an inconvenient forum, that the venue of the suit, action, or proceeding is improper, or that this Guaranty or the subject matter hereof may not be enforced in or by such court. THE GUARANTOR WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY. A final judgment obtained in respect of any suit, action, or proceeding referred to in this Section 5(i) shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner as provided by applicable law. The Guarantor hereby consents to service of process in connection with the subject matter specified in the first sentence of this
Section 5(i) in connection with the above-mentioned courts by registered mail, FedEx, DHL, or similar courier at the address to which notices to it are to be given as provided in Annex A hereto, it being agreed that service in such manner shall constitute valid service upon the Guarantor and its successors and assigns in connection with any such suit, action, or proceeding only; PROVIDED, HOWEVER, that nothing in this Section 5(i) shall affect the right of any of the Guaranteed Beneficiaries or their successors or assigns to serve legal process in any other matter permitted by law or affect the right of any of the Guaranteed Beneficiaries or their successors or assigns to bring any suit, action, or proceeding against the Guarantor or its properties in the courts of other jurisdictions.

            (j) SAVINGS. Each Guaranteed Beneficiary (by its acceptance of the benefits hereof) and the Guarantor hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, each Guaranteed Beneficiary and the Guarantor hereby irrevocably agrees that the Guaranteed Obligations guaranteed by the Guarantor under this Guaranty shall be limited to such amount as will, after giving effect to such maximum amount and all of the Guarantor's other (contingent or otherwise) liabilities that are relevant under such laws (but excluding, to the maximum extent permitted by applicable law, any liabilities of the Guarantor arising under any indebtedness that is subordinated to the Guaranteed Obligations or any obligations under this Guaranty), result in the Guaranteed Obligations of the Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                                   * * * * *


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

            IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the day and year first written above for the benefit of the parties named herein.

                                           ATLAS AIR WORLDWIDE HOLDINGS, INC.


                                           By: /s/ William C. Bradley
                                               ---------------------------------
                                               Name: William C. Bradley
                                               Title: Vice President & Treasurer

                                                                         ANNEX A

                        ADDRESS FOR NOTICES TO GUARANTOR

ATLAS AIR WORLDWIDE HOLDINGS, INC.

2000 Westchester Avenue
Purchase, New York 10577-2543

Attention: Treasurer/Corporate Finance

                                                                      SCHEDULE I

      Lease Agreement, dated as of April 25, 2000 and amended and restated as of July 27, 2004, between the Lessor and the Lessee, as supplemented by Lease Supplement No. 1, dated as of July 27, 2004, which were recorded together as one instrument by the Federal Aviation Administration (the "FAA") on July 27, 2004, as Conveyance No. [__________].


                                      (i)

                           Schedule to Exhibit 10.6.9

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-------------------- ------------------------ ------------------------- -----------------------------------------
REGISTRATION         MANUFACTURER'S SERIAL    GUARANTOR                 AGREEMENT
NUMBER               NUMBER(S)
-------------------- ------------------------ ------------------------- -----------------------------------------
N509MC               21221                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N512MC               21220                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N517MC               23300                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N522MC               21783                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N523MC               21782                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N524MC               21784                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N526MC               22337                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N527MC               22471                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N528MC               22472                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N534MC               21832                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N808MC               21048                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
N809MC               20887                    Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
                                              Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------
CF6-50E2 Spare       530168; 517530;          Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
Engines              517790; 517602;          Holdings, Inc.            2004
                     517547; 517,538;
                     517,539; 455167; 530255
-------------------- ------------------------ ------------------------- -----------------------------------------
CF6-80C2 BSF Spare   704,699; 704860; 704918  Atlas Air Worldwide       Holdings Guaranty dated as of July 27,
Engines                                       Holdings, Inc.            2004
-------------------- ------------------------ ------------------------- -----------------------------------------

